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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                               -----------------


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) APRIL 26, 1999.
                                                        --------------

                   PaineWebber Mortgage Acceptance Corp IV
                  Fremont Home Loan Owner Trust Series 1999-1
                  -------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                        333-40467            51-6512656
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(State or other jurisdiction           (Commission         (IRS Employer
 of incorporation)                      File Number)        Identification No.)




        c/o First Union National Bank, 230 S. Tryon Street, 9th Floor,
                           Charlotte, NC 28288-1179
        --------------------------------------------------------------
            (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (704) 383-9568
                                                          --------------

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        (Former name or former address, if changed since last report.)

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Item 5.  See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the APRIL 1999 payment to the Fremont Home Loan Asset-Backed Notes Series 1999-1

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Item 601(a) of Regulation.
S-K Exhibit Number.

20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-1 relating to the APRIL 26, 1999 Payment Date.


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                                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Fremont Home Loan Owner Trust Series 1999-1 by the undersigned thereunto duly authorized.



Dated: MAY 5, 1999   By:        First Union National Bank, as Indenture
                                Trustee and on behalf of Fremont Home
                                Loan Owner Trust Series 1999-1

                                BY:  Robert Ashbaugh
                                     ---------------
                                     Vice President





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                                 EXHIBIT INDEX



20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-1 relating to the APRIL 26, 1999 Payment Date.




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